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   FUND PROFILE
 June 4, 1999

T. Rowe Price Blue Chip Growth Fund

 A stock fund seeking long-term capital growth through high-quality U.S. growth companies.

 This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-541-7883, or by visiting our Web site at www.troweprice.com.

 1. What is the fund's objective?

   The fund seeks to provide long-term capital growth. Income is a secondary objective.


 2. What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in our view, are well-established in their industries and have the potential for above-average earnings growth. Some of these companies may have good dividend prospects. Our approach reflects our belief that solid company fundamentals combined with a positive industry outlook will ultimately reward investors with a higher stock price. We look for companies that offer leading market positions, seasoned management teams, and strong financial fundamentals. Where possible we seek stocks whose current prices do not reflect their long-term appreciation potential.
(LOGO)
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   While most of the fund's assets will be invested in U.S. common stocks, we may also invest in other securities, including foreign securities, futures, and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-541-7883.


 3. What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends of value stocks that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than more established ones.

   To the extent that the fund invests in foreign stocks, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. If the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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 4. How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are willing to accept the risk of investing in established growth stocks in an effort to achieve long-term capital growth, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 5. How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

 Calendar Year Total Returns

     1994                         0.80%
     1995                        37.90
     1996                        27.75
     1997                        27.56
     1998                        28.84
    -------------------------------------



   The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 24.71% in the fourth quarter of 1998, and the worst was -12.05% in the third quarter of 1994.

 Average Annual Total Returns
                                                                           Periods ended December 31, 1998
                                                                                             Since inception
                                                                          1 year   5 years      (6/30/93)

  Blue Chip Growth Fund                                                   17.39%    25.46%       24.12%
                                                                          ------------------------------------
  S&P 500 Index                                                           18.46     26.25        22.67
 ------------------------------------------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 6. What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.
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
 Fees and Expenses of the Fund
                                        Annual fund operating expenses
                                 (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------

                                                    0.62
  Management fee                                      %
                                                    0.29
  Other expenses                                      %
  Total annual fund operating                       0.91
  expenses                                            %
 ------------------------------------------------------------------------------



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

      1 year       3 years      5 years     10 years

        $93           $            $            $
                     290          504         1,120
    ----------------------------------------------------



 7. Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Larry J. Puglia manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1996. He joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

   The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 8. How can I purchase shares?

   Fill out and return a New Account Form in the postpaid envelope, along with your check. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors) or $50 if investing through Automatic Asset Builder. The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 9. How can I sell shares?

   You may redeem or sell any portion of your regular or IRA account on any business day. Simply write to us or call. You can also access your account at any
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   time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 10. When will I receive income and capital gain distributions?

   The fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 11. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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To Open a Mutual Fund, Asset Manager, or Brokerage Account
 Investor Services

 1-800-541-7883

For Information on Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields and Prices and Account Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

For Fund Information and Account Transactions on the Internet www.troweprice.com

Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5
 21800 Oxnard Street
 Suite 270
 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive
 Colorado Springs, CO 80907

Headquarters
 100 East Pratt St. Baltimore, MD 21202